UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2008

FNDS3000 CORP.
(Exact name of registrant as specified in its charter)

FUNDSTECH CORP.
(Former Name of Registrant)

Delaware	333-138512	51-0571588
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification Number)

100331 Sawgrass Drive West, Suite 107, Ponte Vedra Beach, FL 32082
(Address of principal executive offices)

(904) 273-2702
(Registrant's telephone number, including area code)

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
110 Wall Street, 11th Floor
New York, New York 10005
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective March 28, 2008, Fundstech Corp. (the “Company”) changed its name to FNDS3000 Corp. In addition, effective March 28, 2008, the Company’s quotation symbol on the Over-the-Counter Bulletin Board was changed from FNDS to FDTC. A copy of the Certificate of Amendment, pursuant to which the Company’s name was changed to FNDS3000 Corp., is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to the Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUNDSTECH CORP.

Date: March 28, 2008	By:	/s/ Michael Dodak
Michael Dodak
Chief Executive Officer